Exhibit 32

CERTIFICATION

OF

PERIODIC REPORT

I, Brandon M. Gall, Interim President and Chief Executive Officer; Vice President, Finance and Chief Financial Officer of MGP Ingredients, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)  the annual report on Form 10-K of the Company for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 26, 2025
/s/ Brandon M. Gall
Brandon M. Gall
Interim President and Chief Executive Officer; Vice President, Finance and Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to MGP Ingredients, Inc. and will be retained by MGP Ingredients, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]